Memorandum of Understanding and Intent

THIS MEMORANDUM OF UNDERSTANDING AND INTENT (MOUI)
IS MADE THIS 15TH DAY OF November, 2007 BETWEEN

MEGOLA INC., a corporation incorporated under the laws of the Nevada with its principal office in the city of Corunna, Ontario, Canada, along with;

MSE ENVIRO-TECH CORP., a corporation incorporated under the laws of the State of Delaware with its principal office in the city of Brentwood, TN, U.S.A., wherein Megola Inc. and MSE Enviro-Tech Corp.

hereinafter shall be jointly referred in this Memorandum as the vendors (the “VENDORS”).

-and-

LOGISTIK UNICORP INC. a corporation incorporated under the laws of the Canada Business Corporations Act, with its principal office in the city of Saint-Jean-sur-Richelieu, Quebec, Canada (the “PURCHASER”)

-and-

CTT GROUP INC. a corporation incorporated under the laws of the Canada Business Corporations Act, with its principal office in the city of Saint-Hyacinthe, Quebec, Canada (the “SUPPORTER)

wherein the Vendors, the Purchaser, and the Supporter shall be jointly referred in this memorandum as the parties (the “PARTIES”).

LOGISTIK UNICORP INC. is interested in:

•	Exclusive distribution of the Hartindo AF21 Fire Inhibitor Product (“AF21”) for the textile market.
•
Exclusive use of the Hartindo AF21 Fire Inhibitor Product for textile applications, including all improvements and modifications thereto, for the purpose of use, application, and sales in Textile related industries, as agreed upon by the Parties, in Canada, USA, and Mexico (the “TERRITORIES”) and to automatically include first rights in any additional territory for which MEGOLA INC. and/or MSE ENVIRO-TECH CORP. obtain rights for the AF21 product.

•	Said exclusivity in the TERRITORIES being for an initial period of ten (10) years with an option for a further ten (10) years at the sole discretion of the PURCHASER.
•	Working with the SUPPORTER in all improvements and modifications of the Hartindo AF21 Fire Inhibitor Product (“AF21”).

CTT GROUP INC. is interested in:

•	Providing technical and testing support for the PURCHASER in all improvements and modifications of the Hartidno AF21 Fire Inhibitor Product (“AF21”)

MEGOLA INC. and MSE ENVIRO-TECH CORP. are interested in:

•
Supplying PURCHASER. with the Hartindo AF21 Fire Inhibitor Product, on an exclusive basis in the TERRITORIES for utilization in the industries as described above, for the purpose of use, application and resale only.

The PARTIES agree that:

•
The SUPPORTER shall be responsible for the testing and technical support and shall provide any compulsory certificates of testing and analysis of the PRODUCT required to satisfy all relative standards.

•	Megola Inc. shall provide any compulsory certificates to satisfy all necessary health, safety and environmental laws.
•	The VENDORS shall provide AF21 at a reasonable wholesale marketable rate, to remain competitive, and ensure adequate supply of such in a timely manner to satisfy market demand.

•
The PURCHASER shall provide its marketing and industry expertise to penetrate the textile market, on a timely basis, and provide all of the necessary demonstrations and professional expertise as and when required at its discretion, for distribution to such.

•
To aid in the analysis of continuing to invest time and money to obtain specific product certifications and to continue to invest in testing the applications of above products in the textile industry, it would be beneficial to the PARTIES, and important to any long term agreement, to agree on the purchase quantities and pricing of above products following successful testing/certifications.

•	To come to an agreement on pricing and volume commitments amenable to the PARTIES and to provide the PURCHASER with exclusive use of above products for use as described above.

The forgoing memorandum of understanding and intent is accepted, approved and agreed to by MEGOLA INC., this 15TH day of November, 2007

MEGOLA INC.

By_________________________
Name: Joel Gardner
Title: President & CEO, Megola Inc.

The forgoing memorandum of understanding and intent is accepted, approved and agreed to by MSE ENVIRO-TECH CORP. this 15TH day of November, 2007

MSE ENVIRO-TECH CORP.

By_________________________
Name: Michael Robinson
Title: President & CEO, MSE Enviro-Tech Corp.

The forgoing memorandum of understanding and intent is accepted, approved and agreed to by LOGISTIK UNICORP INC. this 15TH day of November, 2007

LOGISTIK UNICORP INC.

By__________________________
Name: Louis Bibeau
Title: President & CEO, LOGISTIK UNICORP INC

The forgoing memorandum of understanding and intent is accepted, approved and agreed to by CTT GROUP this 15TH day of November, 2007

CTT GROUP

By__________________________
Name: Jacek Mlynarek
Title: President & CEO, CTT Group

The forgoing memorandum of understanding and intent is accepted, approved and agreed to by CTT GROUP this 15TH day of November, 2007

CTT GROUP

By__________________________
Name: Martin Filteau
Title: First Vice-President, CTT Group